EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed
Registration Statements on Form S-8 (File No. 33-41161).





Arthur Andersen LLP
Chicago, Illinois
March 30, 1995